UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 27, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue
New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On March 27, 2007, Vornado Realty Trust issued and sold $1,400,000,000 aggregate principal amount of the Company’s 2.85% Convertible Senior Debentures due 2027 (the “Debentures”) in an underwritten public offering.  The Debentures were issued pursuant to a Senior Indenture (the “Indenture”), dated as of November 20, 2006, among  Vornado Realty Trust (the “Company”), Vornado Realty L.P., as Guarantor (the “Guarantor), and The Bank of New York, as Trustee (the “Trustee”) and are an unsecured and unsubordinated obligation of the Company ranking equally with all of the unsecured and unsubordinated obligations of the Company.  The Debentures are unconditionally guaranteed by the Guarantor with respect to the punctual payment of the principal, premium and any interest on the Debentures in the event the Company fails to make such payments.  The guarantee is an unsecured and unsubordinated obligation of the Guarantor and ranks equally with all of the unsecured and unsubordinated obligations of the Guarantor.  The Debentures are convertible into common shares of the Company under the circumstances described in the prospectus supplement filed with the Securities and Exchange Commission on March 22, 2007.

A copy of the Indenture is filed as Exhibit 4.1 to the Vornado Realty Trust’s Current Report on Form 8-K filed on November 20, 2006 and is herein incorporated by reference. A copy of the Debenture is filed as Exhibit 4.2 to this Form 8-K and is herein incorporated by reference.  A copy of the Guarantee is filed as Exhibit 4.3 to this Form 8-K and is herein incorporated by reference. A copy of an excerpt from the Company’s officers’ certificate forming a part of the Indenture and setting forth additional terms of the Debentures is filed as Exhibit 4.4 to this Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant (Vornado Realty L.P. only).

On March 27, 2007, the Company transferred the net proceeds from the sale of the Debentures to the Guarantor in return for a debenture (the “Private Debenture”) issued by the Guarantor to the Company in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The aggregate principal amount of the Private Debenture is $1,400,000,000, the Private Debenture bears interest at 2.85% per annum and it has a stated maturity date of April 1, 2027. In certain circumstances the Company will be entitled to a number of Class A Units of limited partnership interest of the Guarantor, or the cash value of such Units, upon tendering the Private Debenture to the Guarantor. The Guarantor may in certain circumstances deliver to the Company its Class A Units of limited partnership interest in satisfaction of its obligation under the Private Debenture.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

4.1

Indenture, dated as of November 20, 2006 among Vornado Realty Trust, as Issuer, Vornado Realty L.P., as Guarantor and The Bank of New York, as Trustee — Incorporated by reference to Exhibit 10.1 to Vornado Realty Trust’s Current Report on Form 8-K (File No. 1-119954), filed on November 20, 2006.

4.2	2.85% Convertible Senior Debentures of Vornado Realty Trust.
4.3	Guarantee of Vornado Realty L.P.
4.4	Excerpt from Officers’ Certificate.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,

Sole General Partner

By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 2, 2007

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